EXHIBIT 10.13(b)


  AMENDMENT TO THE PORTUGUESE DISTRIBUTION AGREEMENT DATED NOVEMBER 10TH, 2003

                BETWEEN CORONADO INDUSTRIES, INC. AND IZASA, S.A.


     THIS is an AMENDMENT to the existing Portuguese Distribution Agreement, dated November 10th, 2003, by and between, Coronado Industries, Inc. having its headquarters at 16929 E. Enterprise Drive, Suite 202, Fountain Hills, Arizona
85268 (hereinafter referred to as "CI"), and Izasa, S.A. having offices at Aragoneses 13 - 28108 Alcobendas - Madrid (Spain) (hereinafter referred to as "IZASA").

     The Parties wish to modify sections 2.1(d), 2.2(i), 2.2(ii) and 8.1 of the Portuguese Distribution Agreement as follows

     SECTION 2. PRICE, RETURNS, PURCHASE OBLIGATIONS, PRODUCT SUPPLY

     2.1 (d) The above supply prices will be fixed until December 2006. Beginning in January 2007 CI can adjust the supply price based on a reported U.S. manufacturing inflation index, with such adjustment using 2003 as the base year.

     2.2 (i) IZASA will have the following annual minimum purchase requirements ("Annual Minimum')

                       Calendar Year                        Annual Minimum
              ------------------------------------------------------------------
              September 2004 to December 2004                     *
              ------------------------------------------------------------------
              January 2005 to December 2005                       *
              ------------------------------------------------------------------
              January 2006 to December 2006                       *
              ------------------------------------------------------------------
              January 2007 to December 2007                       *
              ------------------------------------------------------------------
              January 2008 to December 2008                       *
              ------------------------------------------------------------------
              * [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE
                COMMISSION]

     2.2 (ii) IZASA and CI will agree to a delivery schedule for the calendar year 2004 minimum quantities by September 1, 2004. For the remaining years of this agreement Izasa and CI will agree to a delivery schedule for each year's `Annual Minimum' by September 15th of the prior year.

     SECTION 8. TERM AND TERMINATON

     8.1 The term of this Agreement shall be for a period of five (5) years from September 1, 2004. Izasa may extend the term for an additional two (2) years by agreeing to a minimum purchase for sale in the Territory of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] in year six (6) and seven (7). Following the initial 7 year term outlined above, this Agreement will be automatically renewable on an annual basis,


Page 1   Amendment to Izasa Portuguese Distribution Agreement - December 5, 2003

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          unless either Party notifies the other 6 months prior to expiration of the initial term, or each annual extension, of their intention not to renew,

II) All other terms and conditions contained in the original Portuguese Distribution Agreement remain the same

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

CORONADO INDUSTRIES, INC.                  IZASA S.A.

By:     /s/ Gary R. Smith                  By:    /s/ Xavier Valls
    --------------------------                 ---------------------------
Name:   Gary R. Smith                      Name:  Xavier Valls
Title:  President                          Title: Managing Director S.E.
Date:   __________________________         Date:   __________________________




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